Exhibit 99.1

SPSS: A Leader in Predictive Analytics

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended: Certain statements in this presentation are forward-looking statements. These statements may also involve known and unknown risks, including market conditions and competition, which may cause the company's actual results, performance, achievements, or industry results, to be materially different than any future results, performance or achievements expressed or implied in or by such forward-looking statements. In light of these and other risks and uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by the company that any future results, performance or achievements will be attained. The company assumes no obligation to update the information contained in this presentation. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the company's periodic reports (copies of which are available from SPSS upon request).

Investment Attributes Recognized leader in Predictive Analytics Strong well-known brand Emerging market opportunity Established sales momentum Growing profitability Solid balance sheet/cash flow

Who is SPSS? Producer of predictive analytic software tools and solutions Expertise in data about people Actions, Attributes and Attitudes 39 years of experience in delivering value to SPSS users CEO and CFO >70 years of combined experience Established global infrastructure Broad customer base 1,227 F/T employees (6/30/07) ~ 185 quota sales reps Proven telesales organization / Experienced field sales team

Who is SPSS? Total Revenue: FY 2006 - $261.5M ? 11% growth Six Months 2007 - $139.1M ? 11% growth 2nd Quarter 2007 - $68.9M ? 9% growth New License Revenue: FY 2006 - $125.0M ? 16% growth Six Months 2007 - $67.3M ?14% growth 2nd Quarter 2007 - $32.4M ? 10% growth Expanding Operating Margins: 2004 - 3% 2005 - 12% 2006 - 13% 1H07- 16%

Who is SPSS? Cash Flow from Operations: FY 2004 - $12.3M FY 2005 - $51.5M FY 2006 - $48.2M TTM - June '07 - $68.3M Cash Balance @ : December 31, 2004 - $37.1M June 30, 2007 - $278.4M Market cap: Dec. 2004 ~ $280M / June 2007 ~ $840M

Diversified Revenue Stream 2006 Revenue by Category License 48% Maintenance 42% Services 10% 2006 Revenue by Region Americas 42% Europe 43% Pacific Rim 15%

Diverse Customer Base Academic 21% Government & Non-Profit 19% Commercial 60% Commercial enterprises 95% of the FORTUNE 1000 companies 80% of the top global banks 80% of the top global life insurance companies All of the market research firms on the Honomichl Global 25 Government & non-profit organizations U.S. and all major foreign governments Law enforcement authorities around the world Every branch of the U.S. Military All 50 U.S. State governments Academic #1 statistical software in U.S. campuses All of the top U.S. colleges and universities 75% of the top universities in Europe More than 100 text books SPSS analytical tools - standard at U.K. Universities 2006

Predictive Analytics Market Process Improvement Predictive Analytics SPSS SAS Predictive analytics connects data to effective action by drawing reliable conclusions about current conditions and future events. Gartner's definition Predictive analytics Fundamentally different than BI Technologies are different Skills required are different Vendors are different Project objectives are different Predictive projects Business process optimization Greater median ROI: 145% IDC defines market1 Process Control Operational Systems IBM Oracle Chordiant SAP Business Intelligence Cognos Business Objects Hyperion Process Measurement Informatica IBM/Ascential IDC Study, 2003

Predictive Analytics Market Predictive analytics technology improves business processes: Automates decisions to meet business goals Achieves a measurable competitive advantage Provides visibility for key decision makers Predictive Analytics is fundamentally different than Business Intelligence: PA creates new value-added data-scores Data analytic heritage vs. database legacy SPSS PA has a people-data orientation Go-to-market methods are different

Growing Market Opportunity SPSS Products: Predictive Tools Predictive Deployment Solutions Advanced analytics growing at 11.6%(1) CRM analytic applications growing at 9.8% (1) SPSS Market Opportunity Compound Annual Growth Rate for 2005-2006; source 2006 IDC reports (2) 2006 full year revenue $261M less $26M of Services revenue

Predictive Analytics Demand Drivers 145% Median ROI for predictive analytics projects versus 89% median ROI from BI1 2007 software spending expected to increase 8% to $334 billion2. Companies offering value-added business process software expected to benefit the most from software spending trends in 2007 "When companies buy new software, it will be to fulfill new tasks, such as predicting business trends..."3 IDC Study Forrester Research Wall Street Journal, January 2007

SPSS Strategy Lead the predictive analytics market: Build upon our expertise in people data Leverage survey technology to quantify people data Evolve predictive analytics core: Integrate predictive tools Deploy predictions into business systems

SPSS Competitive Strengths Strong brand Recognized expert in predictive technologies Broad existing customer base Pure play with products that are: more scalable easier to deploy and use and less expensive

Predictive Tools Core of company; stable, solid and growing Who are the buyers? Research Analysts What will drive growth going forward? Explosion of surveys; SPSS the natural tool for data analysis Strength and depth of product captures share from competitors

Predictive Deployment Solutions Predictive analytics optimizes business processes around customers Who are the buyers? The C-Suite of Fortune 1000 Companies - CEO and CMO driving deployment of predictive solutions What will drive growth going forward? Emergence of the Enterprise Feedback Management market Higher ROI from existing ERP/CRM systems

The Predictive Enterprise Journey Growing base of customers moving from select tools to a broad base enterprise solution Combination of multiple products, deployment technology and services Predictive Analytics enlisted to optimize revenue enhancement, reduce costs improve customer satisfaction ROI from SPSS1 94% of customers achieved a positive ROI, payback in 10.7 months Over 90% of users attributed an increase in productivity to SPSS 81% of projects were deployed on time, 75% on or under budget Nucleus Research

SPSS: Financial Performance

5-Year Historical Revenue Year over Year Revenue Growth 8% 5% 11% (dollars in millions)

Growing New License Revenue (dollars in millions) Year over Year Revenue Growth 5% 12% 16%

Expanding Operating Income and Margins Operating Margin % (8%) -% 3% 12% 13% (1) Includes charges for share based compensation in 2004, 2005 and 2006 totaling $0.2 million, $0.5 million and $6.7 million, respectively. (dollars in millions)

Improving Earnings Per Share Growth *FY 2006 GAAP reported EPS includes non-cash income tax charge of $6.9 million ($0.34 per share) for the loss of certain tax attributes based on the Company's 2006 assessment of worldwide income tax audits. *

Statement of Financial Position

Strong Cash Flows from Operations (dollars in millions) * *FY 2006 excludes $3.4M excess tax benefit from share-based compensation. Beginning in 2006, benefit is included in "Cash from Financing Activities" rather than "Cash Flows from Operations." $22.2 $12.3 $51.5 $48.2 ($0.6) 2002 2003 2004 2005 2006 '

Recent Financial Results -P&L

Recent Financial Results

2007 Guidance (1) Includes $0.02 charge for $0.7 million expense recorded in 2Q07 for one- time restructuring costs. FY 2007 assumes expected effective income tax rate of 37%. (2) 3Q and Full Year EPS guidance excludes potential restructuring costs for future savings. 2H07 charges estimated at $3 million. (3) 3Q and Full Year EPS guidance includes share-based compensation expense of $0.06 and $0.26, respectively.

Operating Model

Investment Attributes Recognized leader in Predictive Analytics Strong well-known brand Emerging market opportunity Established sales momentum Growing profitability Solid balance sheet/cash flow

SPSS: A Leader in Predictive Analytics